SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): March 21, 2005 (March 18, 2005)

I-Sector Corporation

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-31949 (Commission File Number)	76-0515249 (IRS Employer Identification No.)

6401 Southwest Freeway
Houston, Texas 77074
(Address of Registrant’s principal executive offices)

(713) 795-2000
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Press Release dated March 21, 2005
4Q04 and 2004 earnings release webcast presentation

Item 2.02 Results of Operations and Financial Condition

     On March 21, 2005, I-Sector Corporation (the “Company”) issued a press release announcing its financial results for the year and quarter ended December 31, 2004. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The Company is holding a conference call on March 21, 2005 at 8:00 a.m. Eastern time to discuss its financial results for the year and quarter ended December 31, 2004. Details of the conference call, including phone numbers to call to participate in the conference call, and the Internet URL to access to view the related webcast, is contained in the attached press release. A copy of the visual presentation that will be used for the conference is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
99.1	Press Release dated March 21, 2005

99.2	I-Sector Corp. 4Q04 and 2004 earnings release webcast presentation

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2005

I-SECTOR CORPORATION
/s/ Brian Fontana
Brian Fontana
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 21, 2005

99.2	Q404 and 2004 results webcast presentation